Envista Announces Release of 2021 Sustainability Report
BREA, Calif., October 27, 2022 /PRNewswire/ -- Envista Holdings Corporation (NYSE: NVST) today announced the release of its 2021 Sustainability Report, highlighting the Company’s progress and approach to embedding environmental, social, and governance (ESG) principles into its strategy to digitize, personalize, and democratize oral care. The report can be viewed and downloaded here: www.envistaco.com/en/sustainability

In addition to continued alignment with the Sustainability Accounting Standards Board (SASB) and Global Reporting Initiative’s (GRI) reporting frameworks, our 2021 Sustainability Report also highlights the Company’s efforts to safeguard the environment and address relevant climate-related risks and opportunities in line with the recommendations of the Task Force on Climate-related Financial Disclosures (TCFD).

“As we enter our fourth year as an independent company, we maintain our commitment to making sustainability a priority. We are focused on delivering quality products that support oral health while also fulfilling our responsibilities as a corporate citizen,“ said Amir Aghdaei, CEO of Envista. “In line with our dedication to continuous improvement, this year I am pleased to share our significant advancements in quantifying our environmental footprint, addressing climate-related risks and opportunities, and continuing to foster a diverse and inclusive workplace for our employees. Thanks to the hard work of our team, we are well positioned to serve our customers, deliver on our mission, and bring innovative solutions to life in a sustainable way.’’

Selected Highlights from Envista’s 2021 Sustainability Report:

•Achieving both 99% gender pay equity and 99% ethnic pay equity in the U.S.

•Enhanced our supply chain management practices to ensure our ability to deliver for our customers through proactive management of single- and sole-source suppliers and the deployment of innovative logistics solutions.

•Incorporated the TCFD’s recommendations, including identifying relevant climate-related risks and opportunities and integrating oversight into existing ERM processes.

•Outlined key aspects of our environmental footprint, including Scope 1 and 2 greenhouse gas emissions, water consumption, and waste generation.

•Quantified our employee engagement and established a baseline for improvement by conducting Envista’s first Engagement Survey.

•Reported on key illness and injury metrics, in line with our comprehensive use of EHS risk scores and our commitment to proactively protect the health and safety of our employees.
•Enacted changes to our governance practices to improve our responsiveness to stakeholder input, including phasing out the classification of our Board of Directors.

•Launched the Envista Smile Project, a philanthropic foundation that expands our efforts to democratize oral health care through donation of products, treatments, and educational materials in underserved communities.

Mr. Aghdaei continued, “By continuing to invest in our ability to operate sustainably, we are focused on our future success. We continue to build upon the environmental, social, and governance initiatives we undertook as a newly public company. I am very pleased with our achievements last year and I look forward to accelerating our journey to sustainably deliver on our mission to partner with dental professionals to digitize, personalize, and democratize dental care.”

The 2021 Sustainability Report provides both Envista’s sustainability-related performance to date and the foundation upon which Envista will continue to identify opportunities for continuous improvement across the Company’s most relevant ESG topics. The Company welcomes feedback on its 2021 Sustainability Report, which can be shared via email at sustainability@envistaco.com.

ABOUT ENVISTA HOLDINGS CORPORATION

Envista is a global family of more than 30 trusted dental brands, including Nobel Biocare, Ormco, DEXIS, and Kerr united by a shared purpose: to partner with professionals to improve lives. Envista helps its customers deliver the best possible patient care through industry-leading dental consumables, solutions, technology, and services. Our comprehensive portfolio, including dental implants and treatment options, orthodontics, and digital imaging technologies, covers a wide range of dentists' clinical needs for diagnosing, treating, and preventing dental conditions as well as improving the aesthetics of the human smile. With a foundation comprised of the proven Envista Business System (EBS) methodology, an experienced leadership team, and a strong culture grounded in continuous improvement, commitment to innovation, and deep customer focus, Envista is well equipped to meet the end-to-end needs of dental professionals worldwide. Envista is one of the largest global dental products companies, with significant market positions in some of the most attractive segments of the dental products industry. For more information, please visit www.envistaco.com.

FORWARD-LOOKING STATEMENTS

Certain statements in this press release are "forward-looking" statements within the meaning of the federal securities laws. There are a number of important factors that could cause actual results, developments and business decisions to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include, among other things, the impact of the COVID-19 pandemic, including new variants of the virus, the pace of recovery in the markets in which we operate, global supply chain disruptions and potential staffing shortages, the conditions in the U.S. and global economy, the markets served by us and the financial markets, the impact of our debt obligations on our operations and liquidity, developments and uncertainties in trade policies and regulations, contractions or growth rates and cyclicality of markets we serve, the effect of the intraoral scanner acquisition on our business relationships, operating results, share price or business generally, the failure to realize the expected benefits from the intraoral scanner acquisition or the recent divestiture of our treatment unit and instrument business, fluctuations in inventory of our distributors and customers, loss of a key distributor, our relationships with and the performance of our channel partners, competition, our ability to develop and successfully market new products and services, the potential for improper conduct by our employees, agents or business partners, our compliance with applicable laws and regulations (including regulations relating to medical devices and the health care industry), the results of our clinical trials and perceptions thereof, penalties associated with any off-label marketing of our products, modifications to our products that require new marketing clearances or authorizations, our ability to effectively address cost reductions and other changes in the health care industry, our ability to successfully identify and consummate appropriate acquisitions and strategic investments, our ability to integrate the businesses we acquire and achieve the anticipated benefits of such acquisitions, contingent liabilities relating to acquisitions, investments and divestitures, security breaches or other disruptions of our information technology systems or violations of data privacy laws, our ability to adequately protect our intellectual property, the impact of our restructuring activities on our ability to grow, risks relating to currency exchange rates, changes in tax laws applicable to multinational companies, litigation and other contingent liabilities including intellectual property and environmental, health and safety matters, risks relating to product, service or software defects, risks relating to product manufacturing, commodity costs and surcharges, our ability to adjust purchases and manufacturing capacity to reflect market conditions, reliance on sole or limited sources of supply, the impact of regulation on demand for our products and services, labor matters, international economic, political, legal, compliance and business factors, and disruptions relating to war, terrorism, climate change, widespread protests and civil unrest, man-made and natural disasters, public health issues and other events. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in our SEC filings, including our Annual Report on Form 10-K for fiscal year 2021 and our Quarterly reports on Form 10-Q. These forward-looking statements speak only as of the date of this press release and except to the extent required by applicable law, we do not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise.

CONTACT

Stephen Keller
Investor Relations
Envista Holdings Corporation
200 S. Kraemer Blvd., Building E
Brea, California 92821
Telephone: (714) 817-7000